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                                                                   EXHIBIT 10.32


                                FIRST AMENDMENT
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                                      TO
                                      --
                               CREDIT AGREEMENT
                               ----------------

     This First Amendment to Credit Agreement (this "Amendment") is entered into
                                                     ---------
effective as of the 15th of August, 1995, by and between Bank of America Texas, N.A. (the "Bank") and Stevens International, Inc., formerly known as to Stevens Graphics Corporation, a Delaware corporation (the "Borrower").
                                                   --------
                                  REFERENCE:
                                  ----------

     Reference is made to the Credit Agreement (the "Credit Agreement") dated as
                                                     ----------------
of May 16, 1995 by and between Bank and Borrower.

                                   RECITAL:
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    Bank and Borrower desire to increase the Commitment (as such term is defined in the Credit Agreement) from $22,000,000.00 to $27,000,000.00.

                                  AGREEMENTS:
                                  -----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions. Capitalized terms used in this Amendment and not otherwise
         -----------
defined in this Amendment shall have the meanings given them in the Credit Agreement.

     2.  Amendment. The Credit Agreement is hereby amended to the extent
         ---------
specified below:

     Section 2.1(a) of the Credit Agreement is hereby amended by deleting the
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     reference to "Twenty-Two Million Dollars ($22,000,000.00)" and substituting therefor "Twenty-Seven Million Dollars ($27,000,000.00)."

     3.  Representations. Borrower represents and warrants that the execution,
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delivery and performance by Borrower of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement as amended hereby are legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, or by general principles of equity limiting the availability of certain remedies.


FIRST AMENDMENT - Page 1
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         4.   Conditions Precedent.
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              A.   Borrower will pay Bank $25,000.00 as a fee for Bank's
agreement to increase the Commitment under the Credit Agreement from $22,000,000.00 to $27,000,000.00;

              B. Bank shall have received a First Amendment to Amended and Restated Subordination and Intercreditor Agreement, in form and substance reasonably satisfactory to the Bank, duly executed by Borrower, Hamilton-Stevens Group, Inc., PMC Liquidation, Inc., Zerand-Bernal Group, Inc., Printing & Packaging Equipment Finance Corporation, Stevens Securities Systems International, Inc., Aetna Life Insurance Company, The Mutual Life Insurance Company of New York, Mony Life Insurance Company of America and NationsBank of Texas, N.A.;

              C. Bank shall have received a Consent and Ratification, duly executed by Hamilton-Stevens Group, Inc., PMC Liquidation, Inc., Zerand-Bernal Group, Inc., Stevens Securities Systems International, Inc. and Printing & Packaging Equipment Finance Corporation; and

              D. Bank shall have received such other documents, certificates and other materials as the Bank reasonably may require in connection with this Amendment.

         5.   Miscellaneous.
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              A.   Ratifications. The terms and provisions set forth in this
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Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

              B.   Governing Law. This Amendment shall be governed by and
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construed in accordance with the laws of the State of Texas.

              C.   Counterparts. This Amendment may be executed in any number of
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counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


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         IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed as of the day and year first above written.


Bank of America Texas, N.A.                Stevens International, Inc.,
                                           formerly known as Stevens Graphics
                                           Corporation


By: /s/ Donald P. Hellman                  By:    /s/ Kenneth W. Reynolds
    -----------------------                       -----------------------------
    Donald P. Hellman                      Name:  Kenneth W. Reynolds
    Vice President                                -----------------------------
                                           Title: Senior Vice President
                                                    Finance and Administration
                                                  -----------------------------


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